Exhibit 99.(16)(a)

POWER OF ATTORNEY

I, Richard Q. Armstrong, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust, UBS Series Trust and Master Trust (each, a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Richard Q. Armstrong
Richard Q. Armstrong
Trustee

November 14, 2007

POWER OF ATTORNEY

I, Alan S. Bernikow, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust, UBS Series Trust and Master Trust (each, a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Alan S. Bernikow
Alan S. Bernikow
Trustee

November 14, 2007

POWER OF ATTORNEY

I, Richard R. Burt, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust, UBS Series Trust and Master Trust (each, a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Richard R. Burt
Richard R. Burt
Trustee

November 14, 2007

POWER OF ATTORNEY

I, Meyer Feldberg, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust, UBS Series Trust and Master Trust (each, a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Meyer Feldberg
Meyer Feldberg
Trustee

November 14, 2007

POWER OF ATTORNEY

I, Bernard H. Garil, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust, UBS Series Trust and Master Trust (each, a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Bernard H. Garil
Bernard H. Garil
Trustee

November 14, 2007

POWER OF ATTORNEY

I, Heather R. Higgins, as Trustee of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust, UBS Series Trust and Master Trust (each, a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Heather R. Higgins
Heather R. Higgins
Trustee

November 14, 2007

POWER OF ATTORNEY

I, Kai R. Sotorp, as President of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust, UBS Series Trust and Master Trust (each a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Kai R. Sotorp
Kai R. Sotorp
President

November 14, 2007

POWER OF ATTORNEY

I, Thomas Disbrow, as Vice President and Treasurer of UBS Index Trust, UBS Investment Trust, UBS Managed Municipal Trust, UBS Money Series, UBS Municipal Money Market Series, UBS PACE Select Advisors Trust, UBS Series Trust and Master Trust (each a “Trust”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Vice President and Treasurer of each Trust, all registration statements of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

November 14, 2007